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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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              Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934 (1)



       Date of Report (Date of earliest event reported): December 6, 2002


                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)






       Delaware              Commission file number:         74-180-3105
    (State or other                 333-02302               (I.R.S. employer
     jurisdiction of                                         identification no.)
     incorporation or
     organization)


                          808 Seventeenth Street, N.W.
                                    Suite 300
                           Washington, D.C. 20006-3910
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 202-789-2130


(1) Pursuant to Section 15(d) of the Securities and Exchange Act of 1934, the Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2002, but the Company agreed under the terms of certain long-term debt to continue these filings.



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Item 5.  Other Events and Regulation FD Disclosure

On December 6, 2002, Allbritton Communications Company announced that it is commencing a tender offer for all of its outstanding 9.75% Senior Subordinated Debentures due 2007.


Item 7.  Financial Statements and Exhibits

c.  Exhibits

    Exhibit 99.1    Allbritton   Communications   Company  press  release  dated
                    December 6, 2002.







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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLBRITTON COMMUNICATIONS COMPANY

                                                           (Registrant)






      December 9, 2002                        /s/ Stephen P. Gibson
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             Date                           Name: Stephen P. Gibson
                                            Title: Senior Vice President
                                                   and Chief Financial Officer





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